VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

OPTION 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	T. Rowe Price Invest With Confidence Ram Logo
OPTION 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
OPTION 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)

T. Rowe Price Tax-Efficient Balanced Fund

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Tax-Efficient Balanced Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on August 21, 2009 at 8:00 a.m., ET at the offices of the fund, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Bernard and Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Tax-Efficient Balanced Fund`s Notice of Special Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date __________________________

_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,

and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

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TRP-TEB-2009-MM

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS

FOR	AGAINST	ABSTAIN
1.	To approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of
T. Rowe Price Tax-Efficient Balanced Fund (the "Fund") to T. Rowe Price Balanced Fund, Inc. (the "Balanced Fund"), in exchange for shares of the Balanced Fund, and the distribution of the Balanced Fund shares to the shareholders of the Fund in liquidation of the Fund.
/ /	/ /	/ /1.

PLEASE SIGN ON THE REVERSE SIDE

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TRP-TEB-2009-MM

Proxy Information

This proxy material concerns the T. Rowe Price
Tax-Efficient Balanced Fund

July 2, 2009

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Tax-Efficient Balanced Fund ("Tax-Efficient Balanced Fund") on Friday, August 21, 2009. The purpose of the meeting is to vote on a proposed transaction involving your fund that was recommended by your fund`s Board of Directors. Under the transaction, you would become a shareholder of the T. Rowe Price Balanced Fund ("Balanced Fund"). The value of your account in the Balanced Fund will be the same as it was in the Tax-Efficient Balanced Fund on the valuation date of the transaction, which is expected to be August 28, 2009. The reasons we are recommending this transaction are briefly summarized below. The accompanying proxy statement contains detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and register your vote.

The directors and management of the Tax-Efficient Balanced Fund considered the following in making their recommendation:

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The funds` investment programs have certain similarities. Both funds invest in a mix of stocks and bonds, and there is significant overlap in the equity positions held in both portfolios. However, the Tax-Efficient Balanced Fund seeks to invest in a tax-efficient manner mainly by investing at least 50% of its assets in municipal bonds. While the Balanced Fund can purchase municipal securities, most of its current fixed-income holdings are taxable bonds. Despite the difference in tax efficiency, the Balanced Fund will allow Tax-Efficient Balanced Fund shareholders to continue investing in a balanced portfolio of stocks and bonds.
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The assets of the Tax-Efficient Balanced Fund have grown very slowly since its inception, which has caused the fund`s expenses to remain relatively high. The Balanced Fund is a substantially larger fund and will provide Tax-Efficient Balanced Fund shareholders the opportunity to become shareholders of a fund with a significantly lower expense ratio. As of April 30, 2009, the expense ratio for the Balanced Fund was 0.75% while the expense ratio for the Tax-Efficient Balanced Fund was 1.35%.

The average annual total returns of the funds through March 31, 2009, are set forth below. Additional performance information for the funds is available in the proxy statement.

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Average Annual Total Returns
Periods ended March 31, 2009	1 year	3 years	5 years	10 years
Tax-Efficient Balanced
Returns before taxes	-18.28%	-7.00%	-1.12%	1.30%
Returns after taxes on distributions	-18.32	-5.90	-2.27	0.45
Returns after taxes on distributions and sale of fund shares	-11.27	-4.63	-1.57	0.71
Balanced Fund
Returns before taxes	-27.81	-5.86	-2.22	0.52
Returns after taxes on distributions	-28.55	-8.21	-2.28	0.10
Returns after taxes on distributions and sale of fund shares	-17.57	-5.94	-1.06	0.73
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The transaction is not expected to create any tax liabilities for you; the exchange of shares will not be a taxable event. The cost basis and holding periods of your Tax-Efficient Balanced Fund shares will carry over to the Balanced Fund shares that you receive in connection with the transaction. It should be noted, however, that the Tax-Efficient Balanced Fund will sell any assets that are not acceptable to the Balanced Fund or inconsistent with the Balanced Fund`s investment program prior to the transaction. Although there is no assurance, we do not currently expect that this will result in the distribution of taxable gains to shareholders of the Tax-Efficient Balanced Fund.
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The services you have selected for your Tax-Efficient Balanced Fund account will generally apply to your account in the Balanced Fund, including the election of whether or not to reinvest any dividends and capital gains.

For these reasons, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction. A more detailed comparative summary of the funds is set forth in the accompanying proxy statement. If the proposal is approved on August 21, the transaction will take place shortly thereafter, and you will own shares of equal value in the Balanced Fund on the day of the transaction.

We realize it may be difficult for you to attend the meeting to vote your shares; however, we need your vote. You may vote by mail, telephone, or through the Internet, as explained on the enclosed card. By voting promptly, you help avoid the expense of additional mailings.

Your vote is extremely important. If you have any questions, please call us at 1-800-541-5910.

Sincerely,

/s/Edward C. Bernard

Edward C. Bernard
Chairman of the Board

T. Rowe Price Tax-Efficient Balanced Fund

(a series of T. Rowe Price Tax-Efficient Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert
Secretary

July 2, 2009

A special meeting of shareholders of the T. Rowe Price Tax-Efficient Balanced Fund ("Tax-Efficient Balanced Fund"), will be held on Friday, August 21, 2009, at 8 a.m., eastern time, in the office of the fund at 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization (Plan) for the Tax-Efficient Balanced Fund. The Plan provides for the transfer of substantially all of the assets of the Tax-Efficient Balanced Fund to the T. Rowe Price Balanced Fund ("Balanced Fund"), in exchange for shares of the Balanced Fund, and the distribution of the Balanced Fund shares to the shareholders of the Tax-Efficient Balanced Fund in liquidation of the Tax-Efficient Balanced Fund; and

Transacting such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on June 22, 2009, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors of the fund recommends that you vote in favor of this proposal.

/s/PATRICIA B. LIPPERT
PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods: 1. Vote by Internet.* Read the proxy statement. Go to the proxy voting link found on your proxy card. Enter the control number found on your proxy card. Follow the instructions using your proxy card as a guide.2. Vote by telephone.* Read the proxy statement. Call the toll-free number found on your proxy card. Enter the control number found on your proxy card. Follow the recorded instructions using your proxy card as a guide.3. Vote by mail. Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.*If you vote by telephone or access the Internet voting site, your vote must be received no later than 12 midnight, eastern time, on August 20, 2009.Your prompt response will help assure a quorum at the meeting and avoid the additional expense of further solicitation.

Acquisition of the Assets of the

T. ROWE PRICE Tax-Efficient Balanced Fund

(a series of T. Rowe Price Tax-Efficient Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE Balanced Fund, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Special Meeting of Shareholders — August 21, 2009

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about July 2, 2009.

This Combined Proxy Statement and Prospectus (Statement) is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of T. Rowe Price Tax-Efficient Funds, Inc., on behalf of its separate series, the T. Rowe Price Tax-Efficient Balanced Fund (the "Tax-Efficient Balanced Fund"), for use at a special meeting of shareholders of the Tax-Efficient Balanced Fund to be held on Friday, August 21, 2009. At the meeting, shareholders of the Tax-Efficient Balanced Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization dated June 23, 2009 (Plan). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at 1800541-5910.

If the transaction is approved by shareholders, you will become a shareholder in the T. Rowe Price Balanced Fund and the value of the share balance in your account will be the same as it was in the Tax-Efficient Balanced Fund on the business day preceding the day of the reorganization.

The proposed Plan provides for the transfer of substantially all of the assets of the Tax-Efficient Balanced Fund to T. Rowe Price Balanced Fund, Inc. (the "Balanced Fund") in exchange for shares of the Balanced Fund. Following the transfer, the Balanced Fund shares received in the exchange will be distributed to Tax-Efficient Balanced Fund shareholders in complete liquidation of the Tax-Efficient Balanced Fund. Shareholders of the Tax-Efficient Balanced Fund will receive Balanced Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Tax-Efficient Balanced Fund shares on the business day immediately preceding the closing date of the reorganization.

The investment objective, policies, and restrictions of the Balanced Fund and Tax-Efficient Balanced Fund are somewhat similar, but differ in a number of respects relating to the tax-efficient strategy of your fund. See "Comparison of Investment Objectives and Policies."

This Statement sets forth concisely the information you should know about the Balanced Fund and the Plan before voting on the Plan and the contemplated transaction. Please read this Statement and keep it for future reference. Further information about the Balanced Fund is contained in its prospectus dated May 1, 2009, its Statement of Additional Information dated July 1, 2009, and shareholder report dated December 31, 2008. The prospectus accompanies this Statement and is incorporated by reference herein (legally considered to be a part of this Statement). Copies of the prospectus, Statement of Additional Information, and report are also available at no cost by calling
1-800-225-5132; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our Web site at troweprice.com.

Additional information relating to this statement, and the Tax-Efficient Balanced and Balanced Funds, is contained in a Statement of Additional Information dated July 1, 2009. The Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus.The Statement of Additional Information is available, without charge, upon request by calling the phone number or writing to the address listed above. The Statement of Additional Information is incorporated by reference into this Statement.

A current prospectus, Statement of Additional Information, and shareholder reports for the Tax-Efficient Balanced Fund are available without charge by phone, mail, or on our Web site as indicated above.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available through its Web site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary9

Reasons for the Reorganization17

Information About the Reorganization19

Financial Statements24

Comparison of Investment Objectives, Policies, and Restrictions27

Additional Information About the Funds30

Further Information About Voting and the Special Meeting39

Legal Matters42

Exhibit A — Agreement and Plan of Reorganization43

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Tax-Efficient Balanced Fund or Balanced Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on April 22, 2009, the Board of the Tax-Efficient Balanced Fund, including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Tax-Efficient Balanced Fund to the Balanced Fund in exchange for shares of the Balanced Fund. Following the transfer, the Balanced Fund shares received in the exchange will be distributed to shareholders of the Tax-Efficient Balanced Fund in complete liquidation of the Tax-Efficient Balanced Fund. As a result of the proposed transaction, (1) you will cease being a shareholder of the Tax-Efficient Balanced Fund; (2) instead you will become an owner of shares of the Balanced Fund; and (3) the value of your account in the Balanced Fund will equal the value of your account in the Tax-Efficient Balanced Fund as of the close of the business day immediately preceding the closing date of the reorganization.

What vote is required to approve the Plan?

Approval of the Plan for the Tax-Efficient Balanced Fund requires an affirmative vote of the lesser of (a) 67% or more of the fund`s shares present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund`s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.

Will there be any tax consequences to the Tax-Efficient Balanced Fund or its shareholders?

The reorganization is designed to have no adverse tax consequences to the Tax-Efficient Balanced Fund or its shareholders.

The reorganization is conditioned upon the receipt of an opinion of tax counsel to the fund that, for federal income tax purposes:

no gain or loss will be recognized by the Tax-Efficient Balanced Fund or its shareholders as a result of the reorganization,

the holding period and adjusted basis of the Balanced Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder`s shares of the Tax-Efficient Balanced Fund, and the Balanced Fund will assume the holding period and adjusted basis of each asset of the Tax-Efficient Balanced Fund that is transferred to the Balanced Fund that the asset had immediately prior to the reorganization. See "Information About the Reorganization — Tax Considerations."

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It should be noted, however, that the Tax-Efficient Balanced Fund will sell any assets prior to the reorganization that are not acceptable to the Balanced Fund or inconsistent with the Balanced Fund`s investment program. The number of equity holdings in the Tax-Efficient Balanced Fund that will be sold is expected to be minimal. Although there is no assurance, we do not currently expect that the sale of holdings will result in the distribution of capital gains. Immediately prior to the reorganization, the Tax-Efficient Balanced Fund will distribute any taxable and tax-exempt dividends to shareholders.
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What are the investment objectives and policies of the Tax-Efficient Balanced Fund and the Balanced Fund?
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The Tax-Efficient Balanced Fund seeks to provide attractive long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds. The Balanced Fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities. The investment programs are similar in that both funds use a balanced investment strategy to invest in a mix of stocks and bonds. However, the Tax-Efficient Balanced Fund seeks to invest in a tax-efficient manner by investing at least 50% of its assets in municipal bonds and attempting to minimize taxable distributions by limiting sales of its equity holdings. While the Balanced Fund can purchase municipal securities, most of its current fixed-income holdings are taxable bonds. The weighted average maturity of the Tax-Efficient Balanced Fund`s bond component will exceed 10 years in normal market conditions and at least 90% of the bonds are investment-grade municipal securities. The Balanced Fund`s bond investments will primarily be investment-grade, however, the Balanced Fund has greater flexibility to invest in bonds of varying maturities and to select bonds across many sectors of the bond market. The investment policies and restrictions of the Tax-Efficient Balanced Fund and the Balanced Fund are similar in some respects, although there are differences that fund shareholders should consider. See "Comparison of Investment Objectives and Policies."

What are the funds` management arrangements?

Both the Tax-Efficient Balanced Fund and the Balanced Fund are advised and managed by T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of March 31, 2009, T. Rowe Price and its affiliates managed over $268.8 billion for more than 11 million individual and institutional shareholders in our mutual funds and other accounts.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price  — specifically by each fund`s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program.

The co-chairmen of the committee for the Tax-Efficient Balanced Fund are Donald J. Peters and Hugh D. McGuirk. Mr. Peters was appointed chairman of the committee in 1997. Mr. McGuirk became co-chairman in 2000. Mr. Peters joined T. Rowe Price in 1993 and his investment management experience dates from 1986. Mr. McGuirk joined T. Rowe Price in 1993 and his investment experience dates from 1991.

The chairman of the committee for the Balanced Fund is Edmund M. Notzon III. Mr. Notzon was appointed chairman in 1992. He joined T. Rowe Price in 1989 and his investment experience dates from that time. The Statement of Additional Information for the T. Rowe Price family of funds, dated July 1, 2009, provides additional information about the current portfolio managers` compensation, other accounts managed by the portfolio managers, and their ownership of securities in the funds.

Fees and Expenses

Set forth in the following chart are the fees and expenses of the funds as of April 30, 2009, and pro forma fees and expenses, assuming the transaction takes place as scheduled.

Table 1  Fees and Expenses of the Funds
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fee	Management fee	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses

Tax-Efficient Balanced	—a	0.51%	0.84%	—	1.35%
Balanced	—	0.46	0.31	0.00%b	0.77c
Pro Forma Combined	—	0.46	0.31	—	0.77

aThe fund charged a 1.00% redemption fee, payable to the fund, on shares purchased and held for less than 365 days. The redemption fee was eliminated effective May 15, 2009.

bAcquired fees and expenses of 0.02% were completely offset by a mandatory reduction in the fund`s management fee of the same amount.

cActual expenses being paid by the fund were 0.75% due to the credit received as a result of investing in the T. Rowe Price mutual funds; this credit totaled 0.02% but will vary with the amount invested in certain T. Rowe Price mutual funds.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Tax-Efficient Balanced	$137	$428	$739	$1,624
Balanced	79	246	428	954
Pro Forma Combined	79	246	428	954

The investment management fee paid by both the Tax-Efficient Balanced Fund and the Balanced Fund to T. Rowe Price includes a group fee and an individual fund fee.

The group fee is determined by applying the group fee rate to each fund`s average daily net assets. On April 30, 2009, the annual group fee rate was 0.31%. The individual fund fee, also applied to each fund`s average daily net assets, is 0.20% for the Tax-Efficient Balanced Fund and 0.15% for the Balanced Fund.

A discussion about the factors and conclusions considered by the Board in approving the Balanced Fund`s investment management contract with T. Rowe Price appears in the fund`s semiannual report to shareholders for the period ended June 30.

Comparison of Investment Objectives and Policies
	Tax-Efficient Balanced	Balanced
Objective	Long-term total returns on an after-tax basis	Capital growth, current income, preservation of capital
Principal Investment Strategy	Invests a minimum of 50% of total assets in municipal bonds and the balance in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration.The bond portion will consist primarily of long-term municipals with maturities generally exceeding 10 years. The weighted average maturity of the bond portion of the fund is expected to exceed 10 years. A minimum of 90% of the fund`s bond component will be invested in municipals with investment-grade ratings (for example, AAA, AA, A, or BBB) as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. A maximum of 10% of the bond component may be invested in noninvestment-grade (junk) bonds to take advantage of their relatively high tax-exempt income and potential for price appreciation. Bond selection reflects the manager`s outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, the manager may buy longer-term securities to secure higher income and appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise.The fund may invest in other securities, including foreign stocks, and use futures and options.
Invests approximately 65% of total assets in U.S. and foreign common stocks and 35% in fixed-income securities (25% of total assets in senior fixed-income securities).Allocations are decided upon within prescribed limits. Managers may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the manager may favor stocks. When selecting particular stocks, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. Domestic stocks are drawn from the overall U.S. market, while international equities are selected primarily from large companies in developed countries. Stocks in developing countries may also be purchased.Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds. The fund will invest in bonds which may include foreign issues that are primarily investment grade (top four credit ratings) and are chosen from across the entire government, corporate, and mortgage-backed bond markets. Maturities will reflect the manager`s outlook for interest rates.The fund may purchase any type of noninvestment-grade debt security (junk bond) or loan, including those in default. The fund will not purchase these types of instruments if it would have more than 10% of total assets invested in such instruments.The fund may also invest in other securities, and use futures, options, and swaps.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

The procedures for purchasing, redeeming, exchanging, and pricing shares of the two funds are identical. Both funds require a minimum initial investment of $2,500 and a minimum subsequent investment generally of $100. Redemption and exchange rights of the funds are identical. Neither fund currently charges a redemption fee, although the Tax-Efficient Balanced Fund charged a redemption fee that was suspended effective May 15, 2009. Shares of the funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. Therefore, the funds have the right (without prior notice) to pay all or part of the proceeds of a large redemption (amounts over $250,000 or 1% of the fund, whichever is less) with securities from their portfolio rather than in cash.The funds` procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

What are the funds` policies on dividends and distributions?

Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared and paid quarterly. Dividends for the Balanced Fund are generally taxable, whereas, dividends for the Tax-Efficient Balanced Fund are generally tax-exempt. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option on the New Account Form.

What are the tax consequences of the reorganization?

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The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. The exchange of shares will not be a taxable event. Of course, fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the funds are also taxable. The Tax-Efficient Balanced Fund will sell any assets that are not acceptable to the Balanced Fund prior to the reorganization, which could result in the distribution of taxable gains to shareholders of the Tax-Efficient Balanced Fund. Although there is no assurance, we do not currently expect that the sale of holdings will result in the distribution of capital gains. Immediately prior to the reorganization, the Tax-Efficient Balanced Fund will distribute any taxable income as a taxable dividend to shareholders. The funds follow the same policies on reporting tax information to their shareholders
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and the IRS. The Tax-Efficient Balanced Fund distributes any tax-exempt dividends from its municipal bond investments quarterly and any taxable dividends annually. Any tax-exempt and taxable interest available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction. After the reorganization, the Balanced Fund is not expected to hold sufficient tax-exempt securities to allow it to distribute tax-exempt interest.
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Risk Factors

What are the main risks of investing in these two funds and how do they differ?

Each fund`s program of investing in stocks and bonds exposes it to a variety of risks. The risks associated with each type of security are proportional to the percentage of assets the fund has in these securities. The Balanced Fund normally invests approximately 65% of total assets in stocks, while the Tax-Efficient Balanced Fund normally invests less than 50% of total assets in stocks. Because the Balanced Fund has greater exposure to the risks of stock investing, that fund may be considered to be the more risky of the two funds. Both funds are exposed to various risks of bond investing, as described below.

Risks of stock investing

Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, a fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance as compared with other types of funds.

Risks of bond investing

Bonds have three main sources of risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, its share price could decline. Mortgage securities can react somewhat differently from regular bonds to interest rate changes. Falling rates can cause losses of interest payments due to increased mortgage prepayments. Rising rates can lead to decreased prepayments and greater volatility. Credit risk is the chance that the perceived creditworthiness of a fund holding deteriorates or a fund holding has its credit rating downgraded or the bond issuer defaults (fails to make timely payments of interest or principal), potentially reducing the fund`s income level and share price. Liquidity risk is the chance that a fund may not be able to sell securities at desired prices. Sectors of the bond market can experience sudden downturns in trading activity and spreads can widen between the prices at which a security can be bought and sold. Less liquid securities can be more difficult to value and subject to erratic price movements.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

While both funds` bond investments will primarily be investment-grade, they may also hold high-yield (junk) bonds. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high-yield bonds are rated BB and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies or municipalities, but BBB rated bonds may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, firms with heavy debt loads, and municipalities unable to continue meeting principal and interest payments.

To the extent the funds invest in foreign stocks and bonds, they are also subject to the special risks associated with such investments, whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. To the extent that the funds invest in emerging markets, they are subject to greater risk than funds investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

To the extent the funds use futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

The Balanced Fund invests in money market securities. If the Balanced Fund has significant holdings in money market securities, it could compromise the fund`s ability to achieve its objectives.

As with any mutual fund, there can be no guarantee a fund will achieve its objective.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors (Boards) of the Tax-Efficient Balanced Fund and Balanced Fund, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Tax-Efficient Balanced Fund and the Balanced Fund and that the interests of shareholders of the Tax-Efficient Balanced Fund and the Balanced Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Boards reviewed the following matters and concluded that the transaction is in the best interests of the funds for the reasons indicated.

The assets of the Tax-Efficient Balanced Fund have grown very slowly since its inception, which has caused the fund`s expenses to remain relatively high. The Balanced Fund is a substantially larger fund and will provide Tax-Efficient Balanced Fund shareholders the opportunity to become shareholders of a fund with a significantly lower expense ratio. As of April 30, 2009, the expense ratio for the Balanced Fund was 0.75% while the expense ratio for the Tax-Efficient Balanced Fund was 1.35%.

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Both funds invest in a mix of stocks and bonds, although the Balanced Fund is a much larger and more diversified fund. The funds` investment programs have certain similarities and there is significant overlap in the equity positions held in both portfolios. However, the Tax-Efficient Balanced Fund seeks to invest in a tax-efficient manner by investing at least 50% of its assets in municipal bonds and striving to avoid realizing capital gains by limiting sales of its equity holdings. While the Balanced Fund can purchase municipal securities, most of its current fixed-income holdings are taxable bonds and it does not expect to distribute tax-exempt income. Despite the difference in tax efficiency and asset allocation, the Board believes the Balanced Fund will allow Tax-Efficient Balanced Fund shareholders to maintain their investment strategy by continuing to take a balanced approach to investing.
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The average annual total returns of the funds through March 31, 2009, are set forth below. Additional performance information is available later in this proxy.

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Average Annual Total Returns
Periods ended March 31, 2009	1 year	3 years	5 years	10 years
Tax-Efficient Balanced
Returns before taxes	-18.28%	-7.00%	-1.12%	1.30%
Returns after taxes on distributions	-18.32	-5.90	-2.27	0.45
Returns after taxes on distributions and sale of fund shares	-11.27	-4.63	-1.57	0.71
Balanced Fund
Returns before taxes	-27.81	-5.86	-2.22	0.52
Returns after taxes on distributions	-28.55	-8.21	-2.28	0.10
Returns after taxes on distributions and sale of fund shares	-17.57	-5.94	-1.06	0.73
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The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in the Tax-Efficient Balanced Fund, the cost basis and holding periods of your shares will carry over to the Balanced Fund shares that you receive as a result of the reorganization.

For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

In approving the proposed reorganization, the Board of the Tax-Efficient Balanced Fund also considered that Tax-Efficient Balanced Fund shareholders have the ability to redeem their shares at any time up to the date of the reorganization without the imposition of any sales charge or redemption fee.

The assets of the Tax-Efficient Balanced Fund will be transferred to the Balanced Fund at their fair market value on the valuation date of the transaction. Shares of the Balanced Fund equal in value to the assets will be received by the Tax-Efficient Balanced Fund in exchange. Expenses of the transaction (other than fees of fund counsel and independent auditors, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price.

If the Plan is not approved by the Tax-Efficient Balanced Fund shareholders, its Board may consider other appropriate action, such as the liquidation of the Tax-Efficient Balanced Fund or a merger or other business combination with an investment company other than the Balanced Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of the Tax-Efficient Balanced Fund approve the Plan, the reorganization of the Tax-Efficient Balanced Fund will be consummated on or about August 31, 2009, or such other date as is agreed to by the Tax-Efficient Balanced Fund and the Balanced Fund (Closing Date). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before November 30, 2009. See "Conditions to Closing."

On the Closing Date, the Tax-Efficient Balanced Fund will transfer substantially all of its assets to the Balanced Fund in exchange for shares of the Balanced Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (Valuation Date). The Balanced Fund will not assume or otherwise be responsible for any liabilities of the Tax-Efficient Balanced Fund. The number of the Balanced Fund`s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Tax-Efficient Balanced Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Balanced Fund, subject to review and approval by the Tax-Efficient Balanced Fund) by the net asset value per share of the Balanced Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Tax-Efficient Balanced Fund and the Balanced Fund, if the Valuation Date had been April 30, 2009, shareholders of the Tax-Efficient Balanced Fund would have received 0.816 shares of the Balanced Fund for each of their fund shares held.

As soon as practicable after the Closing Date, the Tax-Efficient Balanced Fund will distribute, in liquidation of the Tax-Efficient Balanced Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Balanced Fund received in the exchange. The Tax-Efficient Balanced Fund will accomplish this distribution by transferring the Balanced Fund shares then credited to the account of the Tax-Efficient Balanced Fund on the books of the Balanced Fund to open accounts on the share records of the Balanced Fund in the names of the Tax-Efficient Balanced Fund`s shareholders, and representing the respective pro-rata number of the Balanced Fund`s shares due such shareholders. All issued and outstanding shares of the Tax-Efficient Balanced Fund will then be simultaneously canceled.

The Tax-Efficient Balanced Fund was closed to investments by new accounts at 4 p.m. ET on June 15, 2009, and was closed for purchases to existing accounts at 4 p.m. ET on June 30, 2009, although the fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. The services you have selected for your Tax-Efficient Balanced Fund account will be applied to your account in the Balanced Fund, including the reinvestment or distribution of dividend and capital gain distributions, if any. If you invest systematically in the Tax-Efficient Balanced Fund through the Automatic Asset Builder program, this program will automatically be carried over to the Balanced Fund (with the same date, amount, and frequency) unless you already have an account in the Balanced Fund as of the Valuation Date.

The stock transfer books of the Tax-Efficient Balanced Fund will be permanently closed as of the close of business on the Valuation Date. The Tax-Efficient Balanced Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Balanced Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Tax-Efficient Balanced Fund to transfer its assets to the Balanced Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Balanced Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Balanced Fund, receipt of an opinion of counsel to the Balanced Fund, and approval of the Plan by the shareholders of the Tax-Efficient Balanced Fund as previously described. The obligation of the Balanced Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Tax-Efficient Balanced Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Tax-Efficient Balanced Fund, and receipt of an opinion of counsel to the Tax-Efficient Balanced Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Tax-Efficient Balanced Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Tax-Efficient Balanced Fund that would detrimentally affect the value of the Balanced Fund`s shares to be distributed.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel and independent auditors, taxes, brokerage, or extraordinary items). The estimated costs relating to the reorganization are estimated to be approximately $14,000 for fund counsel, and approximately $5,000 for the independent auditors. Given the significant overlap in the equity holdings of both funds, it is expected that many of the Tax-Efficient Balanced Fund`s equity holdings will be initially retained by the Balanced Fund after the reorganization. It is also expected that any equity securities that will not be held for a reasonable time after the reorganization will be sold in advance of the reorganization, where possible, keeping in mind the impact of market conditions. Brokerage costs may be borne by shareholders of either the Tax-Efficient Balanced Fund or the Balanced Fund, depending on whether the decision is made to sell particular holdings before or after the reorganization. In either scenario, the brokerage expenses are expected to be minimal.

Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Code), with no gain or loss recognized as a consequence of the reorganization by the Balanced Fund and Tax-Efficient Balanced Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Tax-Efficient Balanced Fund and the Balanced Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

No gain or loss will be recognized by the Balanced Fund or the Tax-Efficient Balanced Fund or their shareholders as a result of the reorganization.

The Balanced Fund will assume the basis and holding periods of the Tax-Efficient Balanced Fund`s assets.

Tax-Efficient Balanced Fund shareholders will carry over the cost basis and holding periods of their Tax-Efficient Balanced Fund shares to their new Balanced Fund shares.

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Tax-Efficient Balanced Fund are transferred and that the Balanced Fund will maintain the historical business (as defined by the IRS) of the Tax-Efficient Balanced Fund. The proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Tax-Efficient Balanced Fund are:

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Certain assets held by the Tax-Efficient Balanced Fund will likely be sold prior to the transaction and not acquired by the Balanced Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Tax-Efficient Balanced Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Tax-Efficient Balanced Fund will be influenced by a variety of factors and cannot be determined with certainty at this time, but it is expected that no capital gains distributions will result.
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Since the cost basis of the Tax-Efficient Balanced Fund`s assets which are transferred will remain the same, gains or losses on their subsequent sale by the Balanced Fund will be shared with the shareholders of the Balanced Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

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The Tax-Efficient Balanced Fund declares and pays any taxable dividends annually, generally in December. Any taxable interest available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction. The Tax-Efficient Balanced Fund distributes any tax-exempt dividends from its municipal bond investments quarterly. In addition to its regular quarterly distribution, any tax-exempt interest available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction. After the reorganization, the Balanced Fund is not expected to hold sufficient tax-exempt securities to allow it to distribute tax-exempt dividends.
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
It is anticipated that at the date of the reorganization, both the Tax-Efficient Balanced Fund and the Balanced Fund may have tax basis net capital losses available to offset future tax basis net capital gains.Because the relative realized and unrealized gains and losses of the two funds are comparable, the amount of any such tax basis net capital losses transferred by the Tax-Efficient Balanced Fund to the Balanced Fund is not expected to have any material impact to shareholders of either fund. If the Tax-Efficient Balanced Fund has current year losses and capital loss carry forwards, these losses will carry over to the Balanced Fund with the result that to the extent they can be used, a portion of the benefit will be received by Balanced Fund shareholders. Applicable provisions of the Code may limit the ability of the Balanced Fund to utilize such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred. The capital losses that carry over to the Balanced Fund will expire one tax year earlier than they would have, absent the reorganization.
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Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (IRS) or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Tax-Efficient Balanced Fund, followed by the taxable liquidation of the Tax-Efficient Balanced Fund.

Description of Balanced Fund Shares

Full and fractional shares of the Balanced Fund will be issued to shareholders of the Tax-Efficient Balanced Fund in accordance with the procedures under the Plan as previously described. Each Balanced Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of the Balanced Fund`s shares by former shareholders of the Tax-Efficient Balanced Fund will be recorded electronically and the Balanced Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of the Tax-Efficient Balanced Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan, or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Balanced Fund. However, automatic investment plans will not be applied to the Balanced Fund if the Tax-Efficient Balanced Fund shareholder already has an identically registered account in the Balanced Fund on the Valuation Date.

The voting rights of the Tax-Efficient Balanced Fund and the Balanced Fund are the same. As shareholders of the Balanced Fund, former shareholders of the Tax-Efficient Balanced Fund will have the same voting rights with respect to the Balanced Fund as they currently have with respect to the Tax-Efficient Balanced Fund. The Balanced Fund does not routinely hold special meetings of shareholders.

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Accounting Survivor and Performance Reporting
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The Balanced Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Balanced Fund`s historical financial statements will be utilized for all financial reporting after the reorganization and the performance of the Tax-Efficient Balanced Fund will no longer be used.
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Capitalization

The following table shows the unaudited capitalization of the Tax-Efficient Balanced Fund and the Balanced Fund as of April 30, 2009, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Tax-Efficient Balanced Fund and the Balanced Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Assets (000`s)	Net Asset Value Per Share	Shares Outstanding (000`s)

Tax-Efficient Balanced	$31,789	$11.69	2,718
Balanced	2,083,785	14.33	145,462
Adjustment	—	—	-500
Pro Forma Combined	2,115,574	14.33	147,680

Other Matters

To the extent permitted by law, the Boards of the funds without shareholder approval may amend the Plan or may waive any default by the Tax-Efficient Balanced Fund or the Balanced Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Tax-Efficient Balanced Fund or the Balanced Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Tax-Efficient Balanced Fund by action of the Boards of the funds. The Boards of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before November 30, 2009.

FINANCIAL STATEMENTS

The financial statements in the funds` shareholder reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown in the following tables. This information is contained in the July 1, 2009 prospectus and February 28, 2009 annual report for the Tax-Efficient Balanced Fund, and in the May 1, 2009 prospectus and December 31, 2008 annual report for the Balanced Fund.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Table 2  Financial Highlights
	Year ended February 28
Tax-Efficient Balanced Fund	2005 a	2006a	2007 a	2008 ab	2009 a

Net asset value,beginning of period	$13.96	$13.75	$14.18	$14.64	$13.75
Income From Investment Operations
Net investment income	0.32	0.29	0.30	0.32	0.28
Net gains or losses onsecurities (both realizedand unrealized)	(0.23)	0.40	0.43	(0.91)	(3.06)
Total from investment operations	0.09	0.69	0.73	(0.59)	(2.78)
Less Distributions
Dividends (from netinvestment income)	(0.30)	(0.26)	(0.27)	(0.30)	(0.26)
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.30)	(0.26)	(0.27)	(0.30)	(0.26)
Net asset value,end of period	$13.75	$14.18	$14.64	$13.75	$10.71
Total returnc	0.64%	5.09%	5.15%	(4.14)%	(20.41)%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$42,991	$41,111	$38,583	$36,908	$30,504
Ratio of expenses toaverage net assets	1.00%	1.07%	1.07%	1.15%	1.24%
Ratio of net income toaverage net assets	2.31%d	2.07%	2.10%	2.14%	2.22%
Portfolio turnover rate	18.0%	20.1%	17.8%	17.9%	53.7%

aPer share amounts calculated using average shares outstanding method.

bYear ended February 29.

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cTotal return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
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dIncludes the effect of a one-time special dividend (0.20% of average net assets) that is not expected to recur.

Table 3  Financial Highlights
	Year ended December 31
Balanced Fund	2004	2005*	2006*	2007*	2008*

Net asset value,beginning of period	$18.41	$19.70	$19.77	$21.29	$20.60
Income From Investment Operations
Net investment income	0.46a	0.49a	0.53a	0.59a	0.50a
Net gains or losses on securities (both realized and unrealized)	1.41	0.57	2.12	0.90	(6.27)
Total from investment operations	1.87	1.06	2.65	1.49	(5.77)
Less Distributions
Dividends (from net investment income)	(0.46)	(0.49)	(0.53)	(0.60)	(0.49)
Distributions (fromcapital gains)	(0.12)	(0.50)	(0.60)	(1.58)	(0.29)
Returns of capital	—	—	—	—	—
Total distributions	(0.58)	(0.99)	(1.13)	(2.18)	(0.78)
Net asset value,end of period	$19.70	$19.77	$21.29	$20.60	$14.05
Total returnb	10.32%a	5.52%a	13.73%a	7.18%a	(28.43)%a
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2,325	$2,494	$2,893	$3,201	$2,097
Ratio of expenses to average net assets	0.71%a	0.69%a	0.66%a	0.64%a	0.67%a
Ratio of net income to average net assets	2.49%ac	2.49%a	2.60%a	2.71%a	2.78%a
Portfolio turnover rate	22.9%	27.3%	42.4%	60.4%	58.2%

*Per share amounts calculated using average shares outstanding method.

aExcludes expenses permanently waived of 0.02%, 0.02%, 0.02%, 0.02%, and 0.04% of average net assets for the years ended December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005, and December 31, 2004, respectively, related to investments in T. Rowe Price mutual funds.

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bTotal return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
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cIncludes the effect of a one-time special dividend (0.14% of average net assets) that is not expected to recur.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES,
AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectuses.

Investment Objectives and Policies

In seeking to achieve their respective investment objectives, the funds are guided by similar but different investment policies and restrictions which should be considered by the shareholders of the Tax-Efficient Balanced Fund. Unless otherwise specified, the investment policies and restrictions of the Balanced Fund and the Tax-Efficient Balanced Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund`s outstanding shares.

Tax-Efficient Balanced Fund. The Tax-Efficient Balanced Fund seeks to provide long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds.

The fund invests a minimum of 50% of total assets in municipal bonds (measured at the end of each fiscal quarter), and the balance in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The fund generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate, are also considered. The fund will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration.

The bond portion will consist primarily of long-term municipals with maturities generally exceeding 10 years. The weighted average maturity of the bond portion of the fund is expected to exceed 10 years. A minimum of 90% of the fund`s bond component will be invested in municipals with investment-grade ratings (for example, AAA, AA, A, or BBB) as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. A maximum of 10% of the bond component may be invested in noninvestment-grade (junk) bonds to take advantage of their relatively high tax-exempt income and potential for price appreciation. Bond selection reflects the manager`s outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, the manager may buy longer-term securities to secure higher income and appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise.

In an effort to achieve the fund`s goal of minimizing taxable distributions, the fund will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when management believes the risk of holding a security outweighs tax considerations or to meet redemption orders. When gains are taken, the fund will attempt to offset them with losses from other securities.

While most assets will be invested in U.S. common stocks and the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

Balanced Fund. The Balanced Fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The fund normally invests approximately 65% of total assets in U.S. and foreign common stocks and 35% in fixed-income securities. The fund will invest at least 25% of total assets in senior fixed-income securities.

When deciding upon allocations within these prescribed limits, managers may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the manager may favor stocks. When selecting particular stocks, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. Domestic stocks are drawn from the overall U.S. market, while international equities are selected primarily from large companies in developed countries. Stocks in developing countries may also be purchased. This process draws heavily upon T. Rowe Price`s proprietary stock research expertise. While the fund maintains a well-diversified portfolio, its manager may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds. The fund will invest in bonds which may include foreign issues that are primarily investment grade (top four credit ratings) and are chosen from across the entire government, corporate, and mortgage-backed bond markets. Maturities will reflect the manager`s outlook for interest rates.

While the Balanced Fund can purchase municipal securities, and currently holds a few municipal securities, most of the Balanced Fund`s fixed-income holdings are taxable securities since the Balanced Fund does not invest with a tax-efficient strategy. Approximately 50% of the Tax-Efficient Balanced Fund`s portfolio consists of municipal bonds. It is expected that most of these securities will be transferred to the Balanced Fund; however, the Balanced Fund is not obligated to hold these securities until maturity and may decide to sell these investments at any time. The Balanced Fund has no current intention of selling any transferred municipal securities and, given the significant overlap in equity holdings of both portfolios, it is expected that many of the Tax-Efficient Balanced Fund`s equity holdings will be initially retained by the Balanced Fund after the reorganization. It is also expected that any equity securities that will not be held for a reasonable time after the reorganization will be sold in advance of the reorganization, where possible, keeping in mind the impact of market conditions on prices for such securities.

Both Funds. In pursuing its investment objective, each fund has the discretion to purchase some securities that do not meet its normal investment criteria, as previously described, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction, a favorable competitive development, or a change in management.

In keeping with a fund`s objectives, each fund may also invest in other securities, and use futures, options, and swaps.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

What are the funds` investment restrictions?

The investment restrictions relating to investments permitted for both funds are the same. However, the Balanced Fund may invest in other types of debt instruments not permitted for the Tax-Efficient Balanced Fund. The Balanced Fund may invest up to 20% of its total assets in mortgage-backed securities, including 10% in stripped mortgage securities, and may invest up to 10% of total assets in loan participations and assignments.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each fund performed?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) account or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

Table 4  Average Annual Total Returns  (Continued)
	Periods ended December 31, 2008
	1 year	5 years	10 years
Tax-Efficient Balanced Fund
Returns before taxes	-22.88%	-2.04%	0.85%
Returns after taxes on distributions	-22.92	-2.09	0.78
Returns after taxes on distributions and sale of fund shares	-14.27	-1.42	0.99
Merrill Lynch-Wilshire Capital Market Index	-21.10	1.13	1.76
Combined Index Portfolioa	-20.41	0.53	1.83
Lipper Balanced Funds Index	-26.18	0.12	1.53
Balanced Fund
Returns before taxes	-28.43	0.31	2.02
Returns after taxes on distributions	-29.19	-0.85	0.81
Returns after taxes on distributions and sale of fund shares	-17.94	0.11	1.31
Merrill Lynch-Wilshire Capital Market Index	-21.10	1.13	1.76
Combined Index Portfoliob	-22.77	1.18	1.97
Lipper Balanced Funds Index	-26.18	0.12	1.53
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

aAn unmanaged portfolio composed of 52% Lehman Brothers Municipal Bond Index and 48% S&P 500 Index. Indices or percentages may vary over time.

bCombined Index Portfolio is an unmanaged portfolio composed of 50% domestic stocks (S&P 500 Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index) through April 30, 2008. From May 1, 2008, the portfolio is composed of 52% domestic stocks (S&P 500 Index), 35% bonds (Barclays Capital U.S. Aggregate Index), and 13% international stocks (MSCI EAFE Index). Indices and percentages may vary over time.

Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

Merrill Lynch-Wilshire Capital Market Index is a market-capitalization-weighted index composed of the Dow Jones Wilshire 5000 Composite Index (domestic stocks), the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (below investment-grade bonds), and the Merrill Lynch U.S. Domestic Master Index (investment-grade bonds, including U.S. Treasury, government agency, corporate, and mortgage pass-through securities)

MSCI EAFE Index tracks the stocks of more than 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 Index tracks the stocks of 500 U.S. companies.

Who are the principal holders of each fund`s shares?

Table 5 sets forth the persons, if any, owning more than 5% of each fund`s outstanding common stock as of April 30, 2009.

Table 5  Record/Beneficial Ownership of the Funds` Shares (Continued)
Fund	Shareholder	# of Shares	%
Tax-Efficient Balanced	None	—	—
Balanced	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Baltimore, Maryland 21297	66,081,110	45.54*
* T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

As of March 31, 2009, the executive officers and directors of the Balanced Fund, as a group, beneficially owned, directly or indirectly, 40,046 shares, representing less than 1% of its outstanding stock.

Who are the funds` transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds` domestic securities and JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, is the custodian for the funds` foreign securities.

Management Discussion of Acquiring Fund (December 31, 2008)

The Acquiring Fund`s annual shareholder report contained a review and analysis of the Balanced Fund for the period ending December 31,2008. The views and opinions in the report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund`s future investment intent.

Management Discussion (continued)

The letter to shareholders from the chairman of the Acquiring Fund`s investment advisory committee, dated January 20, 2009, is set forth below:

The past six months have been among the most turbulent in memory. U.S. stock and bond markets suffered punishing blows as a result of a deeply weakened financial system stemming from the credit crisis. The collapse spread quickly, impairing global economies that struggled with a jolt to demand and consumer confidence. With the exception of Treasury securities, there were no safe havens—all asset classes suffered substantial declines. As a result, the broadly diversified Balanced Fund generated losses for the past six and 12 months.

Performance Comparison
Periods Ended 12/31/08	6 Months	12 Months
Balanced	-23.72%	-28.43%
Merrill Lynch-Wilshire Capital Market Index	-15.67	-21.10
Lipper Balanced Funds Index	-21.21	-26.18
Combined Index Portfolio*	-19.17	-24.72
*An unmanaged portfolio of 52% domestic stocks (S&P 500 Stock Index), 35% bonds (Bar- clays Capital U.S. Aggregate Index), and 13% international stocks (MSCI EAFE Index).

Your fund declined 23.72% in the second half of 2008 and 28.43% for the entire year. As shown in the Performance Comparison table, the fund lagged the benchmarks for both periods. For the year, the driving force for the portfolio`s underperformance was stock and bond selection in the equity and fixed-income markets. Large-cap growth stocks were the largest detractor on relative performance. Our international stock holdings also hurt results. The high-yield portion of our fixed-income allocation performed better than its benchmark, but the inclusion of the bonds in the portfolio hurt performance relative to the Barclays Capital U.S. Aggregate benchmark, an investment-grade bond index.

The period was extremely humbling. Despite the once-in-a-generation perfect storm that hit the bond and stock markets, we remain committed to our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Although diversification could not withstand the simultaneous collapses in the equity and bond markets and prevent short-term losses, we believe that over the long term, diversification has a time-tested track record as a prudent investment approach to moderate a portfolio`s volatility.

Management Discussion (continued)

Market Environment

For about a year, the U.S. economy was weakening and, in early December 2008, the National Bureau of Economic Research announced that the U.S. has been in recession since December 2007. The average recession is just eight months, but this downturn is projected to be longer and steeper. Growth is expected to remain anemic for at least half of 2009, and any recovery is now forecast to begin some time in the second half of the year. The number of job losses grows each week, and the unemployment rate reached 7.2% in December 2008, the highest level in 15 years. Crude oil prices, a dominant concern several months ago when the cost of a barrel was more than $140, have now dropped to below $40 per barrel.

As inflation fears subsided, investors became anxious about possible deflation, the widespread erosion in prices that could ultimately curb demand and corporate investment. Despite the Federal Reserve`s policy of lowering interest rates and infusing financial markets with cash, credit market liquidity remained problematic throughout the summer and fall. By the end of the period, trading in high-yield bonds and commercial mortgage-backed securities had been curtailed, and only the most creditworthy investment-grade corporate issues were changing hands. Meanwhile, investors seeking a safe haven drove Treasury yields to historic lows, with the two-year note dropping to 0.76% in December. U.S. stocks were volatile: There were weeks when the Dow Jones Industrial Average fell several hundred points in a day and then recovered 300 or 400 points the next day, only to drop by a larger amount in the following days. The cumulative effect was to drive stocks much lower. Growth and value stocks lost considerable ground, but value stocks held up slightly better.

Small-cap shares outpaced large-caps in the last six months and for the full year. The small-cap Russell 2000 Index returned -26.94% and
-33.79% in the 6- and 12-month periods ended December 31, 2008, respectively, versus -28.48% and -37.00% for the S&P 500 Index. As measured by various Russell indexes, growth stocks underperformed value stocks across all market capitalizations for both periods. Among large-cap companies, the story of the year began and ended with financial companies. The sector lost more than half its value in 2008 because the credit crisis that claimed Bear Stearns as its first victim in March ravaged investment banks and wreaked havoc for commercial banks as investors lost confidence. By the end of the year, the once-mighty Citigroup was looking to sell off substantial assets to survive. No sector came even close to recording a gain for the year, though consumer staples was less beaten up than the others. Still, it lost more than 17%. The industrials and materials sectors were punished amid

Management Discussion (continued)

the growing negative sentiment. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

U.S. bond returns were widely mixed in 2008. U.S. Treasuries soared, as the weak economy and investors` fears of losses triggered a massive flight to safety and the Federal Reserve reduced the fed funds target rate to a range of 0.00% to 0.25%. Other securities backed by the full faith and credit of the U.S. government, such as Ginnie Mae mortgage-backed securities, produced moderate gains. In contrast, other fixed-income sectors declined as investors shunned assets that had any degree of credit risk. Municipal and investment-grade corporate bonds produced moderate losses. Asset-backed securities, which are backed by credit card, auto loan, or other debt payments, fell sharply. High-yield bonds plunged as credit spreads widened to record levels in anticipation of a significant increase in defaults. The Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index), a broad measure of the taxable domestic investment-grade bond market, returned 5.24%.

Non-U.S. stocks fell more than U.S. shares in 2008, in part because tumbling foreign currencies in the second half of the year exacerbated overseas losses in U.S. dollar terms. Stocks in emerging markets did the worst, especially those in emerging Europe. Among developed markets, European equities fell sharply, but Japanese stocks held up somewhat better in dollar terms as the yen strengthened versus the dollar. The MSCI EAFE Index, which measures the performance of mostly large-cap shares in Europe, Australasia, and the Far East, returned -43.06% versus -53.18% for the MSCI Emerging Markets Index.

Asset Allocation Strategy

With the economic recovery not expected to gain momentum until at least the second half of the year, we are overweighting U.S. growth stocks versus value in the belief that the climate favors high-quality growth companies that have a more durable earnings profile. However, we have tempered our view as the valuation differential has come down. We are underweighting small-cap stocks versus large-caps as valuations remain rich relative to large-cap stocks. Large-caps should also benefit from more diversified sources of earnings across business lines and geography.

We are neutral in non-U.S. equity markets, both in the developed and emerging world. Valuations appear to be reasonable in developed markets as a weaker growth outlook appears to be priced into equities. At current valuations, emerging markets appear to fairly represent expected growth rates in emerging economies. However, sentiment remains fragile in the current market environment.

Management Discussion (continued)

We are underweighting high yield relative to investment-grade bonds as fundamental and technical factors for the sector are expected to remain challenging. Within fixed income, we recently moved to moderate our underweight to high yield in light of significant spread widening over the last several months. We continue to rely on the fundamental credit research of our high-yield team in the security selection process, particularly as these higher spread levels imply a significant increase in default rates.

Portfolio Review

Domestic Stocks

Every sector in the fund`s domestic equity portfolio endured steep declines in the last six months. The sharpest sell-off was in the financials sector, which has been buffeted by the credit crisis and the economic slowdown. Energy was down sharply after oil prices reversed course from their heights last summer. Information technology also was among the worst-performing sectors as businesses reined in spending. The industrials and business services and materials sectors were also hard hit by the economic collapse. Consumer discretionary suffered a severe decline as the economic slowdown and soaring food and energy prices put pressure on the sector.

Financials were a major drag on performance, and diversified financial services companies and commercial banks were particularly hit as they struggled with the fallout from the subprime mortgage meltdown. Our exposure to Citigroup hurt performance. The giant banking concern was hit with escalating losses stemming from soaring mortgage losses. Bank of America also felt the impact of rising delinquencies. Among other commercial banks, Wachovia also suffered from the subprime fallout. Investment bank Goldman Sachs received major capital investments from Warren Buffett`s Berkshire Hathaway and the U.S. Treasury. Goldman also ultimately became regulated as a commercial bank to improve its funding and ability to deal with significant illiquid or troubled investments. Morgan Stanley perhaps came closer to meeting the grim fate of Lehman Brothers and Bear Stearns but used its broad franchise to attract an investment from a major Japanese bank as well as capital from the U.S. government`s Troubled Asset Relief Program (TARP). Both Goldman and Morgan Stanley appear to be on much sounder footing and could generate strong growth if the environment continues to improve.

Information technology declined precipitously in the last six months. Google and Apple were among the worst detractors for the second half. Both had been strong performers in the prior year. Google declined as investors worried that an advertising slowdown in the paid-search area would have a profound effect on the company. While we realize the company has never been through a major recession, management is

Management Discussion (continued)

cutting expenses meaningfully, and the company`s business model and financial strength are positives in this type of environment. Google stock appreciated late in 2008 as investors became somewhat more comfortable that the company`s fundamentals were holding up reasonably well. Apple was a victim of its own success as Mac sales and the iPhone launch were so strong that investors questioned if they could continue to excel. Investors also fretted over Steve Jobs` health and whether Apple`s long-term record of product innovation would continue after his leave of absence, which he announced in January 2009. We have concerns that sales of some products are bound to slow in this type of economic environment. However, we also think that the company continues to execute quite well and has tremendous management talent.

Microsoft and Amazon.com were also major technology holdings that declined significantly during the past six months. Amazon (like Google and Apple) was a standout performer in 2007 and continues to take market share and generate strong results. However, with the sharp decline in retail sales, investors have become concerned about whether the company will continue to grow as rapidly. Microsoft`s stock has been somewhat disappointing for several years. Product innovation has been slow and the company`s failed effort to buy Yahoo! proved to be a costly distraction and a burden on the stock. However, we believe the company has the strength to deal with the challenging environment. The energy sector was a major disappointment. Longtime energy services holdings Schlumberger and Smith International were among the largest detractors. Both are well-run companies that have produced solid operating results and strong stock performance for your fund in earlier periods. They have adapted to fluctuating energy prices over the years, but the current sharp contraction will impair growth even for these leaders.

Our holdings in the materials sector performed poorly as the global economy weakened considerably in just months. Chemical company Potash Corp. of Saskatchewan and metals and mining company Freeport-McMoRan Copper & Gold declined sharply from the collapse in commodity prices.

International Stocks

Non-U.S. markets fell more than U.S. shares in the last six months, in part because tumbling foreign currencies exacerbated overseas losses in U.S. dollar terms. Each of the portfolio`s sectors lost ground during the quarter. In terms of absolute sector performance, health care, consumer staples, and telecommunication services held up better than other sectors. Financials, industrials, and materials were the weakest absolute performers. The collapse of energy prices provided us with an opportunity to add some new names to our list of energy and energy

Management Discussion (continued)

service company holdings, including BG Group and China Oil field Services. We believe that global supply is fundamentally constrained. This should support higher energy prices once demand stabilizes and will make companies with large reserves attractive to investors. We also added to our telecommunication holdings. We like the sector`s recurring revenues and believe they currently are attractively valued. In general, we are using the market crisis to invest in quality companies whose stocks were too expensive in the past but are now selling at attractive valuations with solid prospects for long-term appreciation.

Among the portfolio`s strongest contributors over the six months was Japanese cable company Jupiter Telecommunications. Other top performers were China Railway Construction, gaming company Nintendo, and utility GDF Suez. Stocks that had the largest negative impact on the portfolio included those in the hard-hit sectors of financials, energy, and materials. Among these were energy companies Statoil Hydro and Royal Dutch Shell; utility company E.ON; and mining and metals companies Xstrata, which we eliminated from the portfolio, and SSAB Svenskt Stal.

The weakening global economy is likely to continue presenting formidable hurdles for overseas markets. In the face of roiled markets, we will maintain our disciplined, research-oriented investment approach. We continue to evaluate portfolio holdings to reassess how changing financial and economic conditions are bearing on business and investment fundamentals. At the same time, we believe the current market turmoil has created opportunities that offer long-term potential for investors. Many well-managed companies with solid business models, healthy cash flows, and strong balance sheets now carry extremely attractive valuations.

Domestic Bonds

The portfolio`s holdings in fixed-income securities helped to moderate the impact of the significant decline among equities. We were, however, underweight in fixed income relative to the portfolio`s blended benchmark during the period, which detracted from relative performance. In an environment where only the safest securities, such as U.S. Treasuries, saw significant gains, our allocation to corporate bonds, both investment grade as well as high yield, detracted from performance.

The Treasury yield curve, which is a graphic depiction of the relationship between the yields and maturities of government bonds, fell across all maturities. Easier monetary policy and investors` desire for low-risk assets sent short-term yields dramatically lower. With yields so low, we expect them to rise over the next year, which will hinder the performance of Treasury securities. Fundamentals for the high-yield sector may prove more challenging in 2009, and we are

Management Discussion (continued)

underweight in high yield relative to investment-grade bonds. High-yield spreads have widened year-to date, reflecting expectations for a significant increase in defaults from historically low levels.

Outlook

Markets around the world continue to experience extraordinary turbulence. Credit markets have yet to return to normal, and what began as a problem in the subprime housing market has infected nearly every major economy. Governments and central banks are taking extraordinary actions in an attempt to restore balance to markets and economies. These policies will take time to result in positive changes, and the near-term future remains uncertain. Tighter credit, rising unemployment, and weak consumer spending are likely to take their toll on short-term corporate profitability.

At the same time, fiscal and monetary stimulus should have a favorable impact on stocks and lift consumer confidence. While stock markets could always fall further, we believe they have priced in considerable weakness, making today`s valuations in the U.S. and overseas markets attractive. What`s more, we believe that shareholders will be well served over the long term by the fund`s fundamental commitment to diversification across asset classes, as well as our emphasis on strong fundamental research in seeking investment opportunities in the current market environment.

(End of December 31, 2008 Management Discussion)

FURTHER INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Board of the Tax-Efficient Balanced Fund has asked that you vote on the matters listed in the notice of special meeting of shareholders. The votes will be formally counted at the special meeting on Friday, August 21, 2009, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on June 22, 2009 (record date), are notified of the meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund they held as of June 22, 2009. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 2, 2009. In some cases, the fund may mail only one copy of this Proxy Statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact us at
1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a meeting for the fund, one-third of the fund`s shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the corporation`s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR ALL proposals.

Abstentions and "broker nonvotes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund`s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the fund required to hold annual meetings?

Under Maryland law, the fund is not required to hold an annual meeting. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding an annual meeting, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940 Act unless the Board determines otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by the fund`s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the fund begins to print and mail its proxy materials.

How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Broadridge Financial Solutions, who the fund has retained to tabulate the votes at an estimated cost of $20,000, to be borne by T. Rowe Price and not the fund. In addition, the fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders` identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the fund, or T. Rowe Price may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders` instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the fund has retained the services of Georgeson Inc. to assist in soliciting proxies at an estimated cost of $6,000, to be borne by T. Rowe Price and not the fund. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board will be borne by T. Rowe Price. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Balanced Fund are being passed upon by Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made this 23rd day of June 2009, by and between (i) T. Rowe Price Balanced Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquiring Fund"), and (ii) T. Rowe Price Tax-Efficient Funds, Inc., a corporation organized and existing under the laws of Maryland, on behalf of its separately designed series, the T. Rowe Price Tax-Efficient Balanced Fund (the "Acquired Fund").

W I T N E S S E T H:

The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940, as amended (1940 Act) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value one cent ($0.01) per share, of the Acquiring Fund (the Acquiring Fund Shares) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code).

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.Assets to be Transferred

A.Reorganization. Prior to the close of regular trading on the New York Stock Exchange (the Exchange) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C., shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund`s U.S. assets (the Custodian), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (the Foreign Custodian), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the Valuation Date (hereinafter defined).

B.Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date. The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund`s current prospectus and statement of additional information under the Securities Act of 1933, as amended (the 1933 Act) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund`s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C.Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement, other than costs and expenses to be paid for by T. Rowe Price Associates, Inc. ("T. Rowe Price").

2.Definitions

A.Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the Closing) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 10 a.m., eastern time, on August 31, 2009, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted or suspended, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

B.Valuation Date. The business day immediately preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C.Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the Delivery Date), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3.Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers` confirmation slips.

4.Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund`s transfer agent (the Acquired Fund Record Holders) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5.Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund`s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund`s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold or that the Acquiring Fund reasonably determines that it is in the best interests of its shareholders not to hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to take any action that is inconsistent with paragraph 8.M. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the Securities List), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund`s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6.Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund`s expenses in connection with the carrying-out of this Agreement.

7.Legal Opinions.

A.Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B.Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8.Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of December 31, 2008, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with U.S. generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B.that the Acquired Fund will furnish to the Acquiring Fund a schedule of portfolio investments (or a statement of net assets or a statement of assets and liabilities in lieu of a schedule of portfolio investments) of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on May 31, 2009;

C.that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

D.that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been declared advisable and authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquired Fund duly called and held on April 22, 2009, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E.that from the date of this Agreement through the Closing Date, there shall not have been:

(1)any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2)any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3)issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4)any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5)any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6)any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F.that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G.that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H.that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I.that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the Commission) thereunder;

J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the 1934 Act) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K.that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L.that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M.that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9.Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 2008, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with U.S. generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B.that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

C.that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on April 22, 2009, and that approval by the Acquiring Fund`s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D.that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B.;

E.that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F.that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

G.that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

H.that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund`s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I.that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

J.that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K.that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L.the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.Certain Conditions.

Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A.Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired Fund and Acquiring Fund will cooperate in preparing and filing preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B.Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C.Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D.Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles of dissolution, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E.Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carryforwards), if any, for all taxable periods of the Acquired Fund which are required to be distributed to ensure continued qualification of the Acquired Fund as a regulated investment company for federal income tax purposes and to eliminate federal income or excise tax applicable to regulated investment companies.

F.State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G.Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H.Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11.Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to the Acquiring Fund or Acquired Fund:

David Oestreicher, Esquire
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Fax Number (410) 345-6575

with a copy to:

Joel H. Goldberg, Esquire
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Fax Number (212) 728-9289

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.Termination.

A.This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before November 30, 2009.

B.In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, this Agreement shall become void and neither party (nor its officers or directors) shall have any liability or obligation to the other.

13.Exhibits. All Exhibits shall be considered as part of this Agreement.

14.Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15.Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16.Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.Liability.

A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE BALANCED FUND, INC.
____________________ Patricia B. Lippert	By: _________________________ (SEAL) Edmund M. Notzon III Title: President

WITNESS:	T. ROWE PRICE TAX-EFFICIENT FUNDS, INC., on behalf of the T. Rowe Price Tax-Efficient Balanced Fund
______________________ Patricia B. Lippert	By: ________________________ (SEAL) David Oestreicher Title: Vice President